EXHIBIT 24.2

                        CONSENT OF MAZARS & GUERARD, LLP

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                        CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 27, 1997, with respect to the financial statements of Triangle Imaging Group, Inc. included in its annual report on Form 10-KSB for the year ended December 31, 1996.


                                        /S/ Mazars & Guerard, LLP
                                        Mazars & Guerard, LLP
                                        Certified Public Accountants


New York, New York
July 11, 1997
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